Exhibit 10.13

RECORDING REQUESTED BY COMMONWEALTH LAND TITLE INSURANCE COMPANY 30074352
RECORDING REQUESTED BY AND	)
WHEN RECORDED MAIL TO:	)
Jones Day	)
3161 Michelson Drive, Suite 800)
Irvine, California 92612)
Attn: Carol Su	)

Space Above for Recorder’s Use
AMENDMENT TO DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS,
SECURITY AGREEMENT
AND FIXTURE FILING
(Towers at Emeryville)
This Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (this “Amendment”) is made as of November 3, 2021, by and between KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company (“Grantor”), and BANK OF AMERICA, N.A., a national banking association, as Administrative Agent (“Administrative Agent”) for itself and the other lenders from time to time party to the Loan Agreement described below (individually, a “Lender” and collectively, the “Lenders”).
Factual Background
A.Pursuant to that certain Loan Agreement, dated as of November 3, 2017, by and among Grantor, KBSIII 60 South Sixth Street, LLC, a Delaware limited liability company, KBSIII Sterling Plaza, LLC, a Delaware limited liability company, KBSIII One Washingtonian, LLC, a Delaware limited liability company, KBSIII Preston Commons, LLC, a Delaware limited liability company, KBSIII Ten Almaden, LLC, a Delaware limited liability company, KBSIII Legacy Town Center, LLC, a Delaware limited liability company, and KBSIII 500 West Madison, LLC, a Delaware limited liability company (collectively, “Original Borrower”), Lenders and Administrative Agent, as modified by a Loan Extension and Modification Agreement, dated as of November 3, 2020 (as modified, the “Original Loan Agreement”), Lenders agreed to make a loan to Original Borrower (the “Loan”). KBSIII One Washingtonian, LLC, a Delaware limited liability company, and KBSIII 500 West Madison, LLC, a Delaware limited liability company, have been released from their respective obligations under the Original Agreement, and neither remains a “Borrower” thereunder, nor shall either be deemed a “Borrower” hereunder or under the Deed of Trust (as defined below).
B.The Loan is presently evidenced by certain promissory notes issued pursuant to the Original Loan Agreement in the aggregate principal amount of One Billion Ten Million Dollars ($1,010,000,000) (collectively, the “Existing Notes”). The Existing Notes, and all substitutions therefor and replacements thereof, are secured by, among other things, that Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing (Towers at Emeryville) (which, as it may have been or may be amended, restated, modified or supplemented from time to time, is herein called the “Deed of Trust”), dated as of November 3, 2017, from Grantor to PRLAP,

Inc., Trustee, for the benefit of Administrative Agent, covering certain property in Alameda County, California more particularly described on Exhibit A attached hereto (the “Property”), which Deed of Trust was recorded on November 6, 2017 in the Official Records of Alameda County, California (the “Official Records”) as Document No. 2017244400.
C.Concurrently herewith, Administrative Agent and certain other lenders (each a “Lender” and collectively, “Lenders”), and Grantor, KBSIII 60 South Sixth Street, LLC, a Delaware limited liability company, KBSIII Sterling Plaza, LLC, a Delaware limited liability company, KBSIII Preston Commons, LLC, a Delaware limited liability company, KBSIII Ten Almaden, LLC, a Delaware limited liability company, and KBSIII Legacy Town Center, LLC, a Delaware limited liability company (each, a “Borrower” and, collectively, “Borrowers”), are entering into that certain Amended and Restated Loan Agreement, dated as of the date hereof (herein called, as it may hereafter be modified, supplemented, restated, extended, or renewed and in effect from time to time, the “Loan Agreement”), pursuant to which Borrowers, Lenders and Administrative Agent have agreed to amend and restate their respective rights, duties and obligations under the Original Loan Agreement in accordance with the terms thereof.
D.As a condition to the effectiveness of the Loan Agreement, Grantor and Administrative Agent desire to amend the Deed of Trust to, among other things provide that the obligations of Grantor secured under the Deed of Trust shall include, without limitation, the obligations of Grantor under the Original Loan Agreement, as amended and restated by the Loan Agreement.
Agreement
Therefore, the parties hereto agree as follows:
1.The definitions of the following terms set forth in Article I of the Deed of Trust are hereby amended to read as follows:
“’Borrower’ means individually and collectively, Grantor, KBSIII 60 South Sixth Street, LLC, a Delaware limited liability company, KBSIII Sterling Plaza, LLC, a Delaware limited liability company, KBSIII Preston Commons, LLC, a Delaware limited liability company, KBSIII Ten Almaden, LLC, a Delaware limited liability company, and KBSIII Legacy Town Center, LLC, a Delaware limited liability company.
“’Loan Agreement’ means the Amended and Restated Loan Agreement, dated as of November 3, 2021, among Borrower, Administrative Agent and Lenders, which sets forth, among other things, the terms and conditions upon which the proceeds of the Loan will be disbursed, as the same may from time to time be extended, amended, restated, supplemented or otherwise modified.”
“’Note’ or ‘Notes’ mean (i) one or more promissory notes made by Borrower and payable to the order of each of the Lenders in the aggregate face principal amount of Six Hundred Thirteen Million Two Hundred Thousand and No/100 Dollars ($613,200,000.00), and each bearing interest as provided in the Loan Agreement, and (ii) all other promissory notes given in substitution thereof or in modification, supplement, increase, renewal or extension thereof, in whole or in part, whether one or more, as any or all of such promissory notes may from time to time be renewed, extended, supplemented, increased or modified. Additionally, the Notes provide that the principal balance evidenced thereby shall bear interest at a floating rate of interest subject to change from time to time.”
2.The Deed of Trust is modified to secure payment and performance of Grantor’s obligations under the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), as amended and modified to date, in addition to all other obligations described therein. In all other respects, the Deed of Trust shall remain unmodified and in full force and effect.
3.The provisions of Section 9.13 of the Deed of Trust are, by this reference, incorporated into the terms of this Agreement as if fully set forth herein.
4.This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
5.This Amendment shall be governed by the laws of the State of California, without regard to the choice of law rules of that State.
[Signatures Appear on Following Page]

IN WITNESS WHEREOF, this Amendment to Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing is executed by the parties hereto as of the date first written above.

GRANTOR

KBSIII TOWERS AT EMERYVILLE, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION XXI, LLC, a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC, a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III, a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC., a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr. Charles J. Schreiber, Jr., Chief Executive Officer
[Signatures continue on following page.]
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ACKNOWLEDGMENT
A notary public or other officer completing this
certificate verifies only the identity of the individual
who signed the document to which this certificate is
attached, and not the truthfulness, accuracy, or
validity of that document.

State of California County of ORANGE

On October 27, 2021 before me, Jessica Nicole Castilla, Notary Public
(insert name and title of the officer)
personally appeared Charles J. Schreiber, Jr. ,
who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ Jessica Nicole Castilla (Seal)

ADMINISTRATIVE AGENT:
BANK OF AMERICA, N.A.,
a national banking association,
as Administrative Agent
By: /s/ Kevin McLain
Name:    Kevin McLain
Title:    Senior Vice President
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ACKNOWLEDGMENT

A notary public or other officer completing this certificate verifies only the identity of the individual who signed the document to which this certificate is attached, and not the truthfulness, accuracy, or validity of that document.

State of California County of ORANGE

On 11/01/2021 before me, DULCE HANSEN , Notary Public,
(insert name and title of the officer)

personally appeared KEVIN MCLAIN who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
Signature /s/ Dulce Hansen (Seal)

EXHIBIT A
Legal Description
REAL PROPERTY IN THE CITY OF EMERYVILLE, COUNTY OF ALAMEDA, STATE OF CALIFORNIA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:
TRACT A: (Submerged Parcel)
PARCEL 3. PARCEL MAP 1535, FILED JULY 16, 1975, IN MAP BOOK 87, PAGE 88, ALAMEDA COUNTY RECORDS.
EXCEPTING THEREFROM, THAT PORTION THEREOF DESCRIBED IN PARCEL 1A IN THE AMENDED FINAL ORDER OF CONDEMNATION ENTERED AUGUST 19, 1992, IN THE SUPERIOR COURT OF THE STATE OF CALIFORNIA, IN AND FOR THE COUNTY OF ALAMEDA, CASE NO. 641062-5, A CERTIFIED COPY OF WHICH RECORDED AUGUST 19, 1992, SERIES NO. 92-272591, OFFICIAL RECORDS OF SAID ALAMEDA COUNTY.
TRACT B:
INTENTIONALLY OMITTED
TRACT C: (Tower II)
PARCEL ONE:
PARCEL 2, PARCEL MAP 2426, FILED FEBRUARY 21, 1978 IN MAP BOOK 101, PAGE 41, ALAMEDA COUNTY RECORDS.
PARCEL TWO:
AN EASEMENT, APPURTENANT TO PARCEL 2 OF SAID PARCEL MAP 2426, CONVEYED TO TOWER II, A CALIFORNIA LIMITED PARTNERSHIP, BY GRANT OF EASEMENT DATED MAY 18, 1978, RECORDED MAY 24, 1978, IN REEL 5406, IMAGE 111, OFFICIAL RECORDS OF SAID ALAMEDA COUNTY, FOR INGRESS AND EGRESS BY EMERGENCY VEHICLES OF GOVERNMENTAL ENTITIES OVER A PORTION OF PARCEL 1, PARCEL MAP 1179, FILED MAY 22, 1973, IN BOOK 79 OF MAPS, PAGE 59, ALAMEDA COUNTY RECORDS.
PARCEL THREE:
NONEXCLUSIVE EASEMENTS FOR PARKING AND VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS GRANTED IN THAT CERTAIN “DECLARATION OF RECIPROCAL EASEMENTS WATERGATE OFFICE TOWERS” RECORDED AUGUST 4, 2000. AS INSTRUMENT NO. 2000-232335, AND AS AMENDED BY THAT CERTAIN “FIRST AMENDMENT TO DECLARATION OF RECIPROCAL EASEMENTS
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WATERGATE OFFICE TOWERS” RECORDED JANUARY 16, 2007 AS INSTRUMENT NO. 2007026642, OF OFFICIAL RECORDS.
TRACT D: (Tower III)
PARCEL ONE:
PARCEL 3, PARCEL MAP 2426, FILED FEBRUARY 21, 1978, IN MAP BOOK 101, PAGE 41, ALAMEDA COUNTY RECORDS.
PARCEL TWO:
AN EASEMENT, APPURTENANT TO PARCEL 3 OF SAID PARCEL MAP 2426, CONVEYED TO F. PIERCE LATHROP BY GRANT OF EASEMENT DATED MAY 18, 1978, RECORDED MAY 24, 1978, IN REEL 5406, IMAGE 119, OFFICIAL RECORDS OF SAID ALAMEDA COUNTY, FOR INGRESS AND EGRESS BY EMERGENCY VEHICLES OF GOVERNMENTAL ENTITIES OVER A PORTION OF PARCEL 1, PARCEL MAP 1179, FILED MAY 22, 1973, IN BOOK 79 OF MAPS, PAGE 59, ALAMEDA COUNTY, MORE PARTICULARLY DESCRIBED THEREIN.
PARCEL THREE:
NONEXCLUSIVE EASEMENTS FOR PARKING AND VEHICULAR AND PEDESTRIAN INGRESS AND EGRESS AS GRANTED IN THAT CERTAIN “DECLARATION OF RECIPROCAL EASEMENTS WATERGATE OFFICE TOWERS” RECORDED AUGUST 4, 2000 AS INSTRUMENT NO. 2000-232335, AND AS AMENDED BY THAT CERTAIN “FIRST AMENDMENT TO DECLARATION OF RECIPROCAL EASEMENTS WATERGATE OFFICE TOWERS” RECORDED JANUARY 16, 2007 AS INSTRUMENT NO. 2007026642, OF OFFICIAL RECORDS.
TRACT E:
NON-EXCLUSIVE EASEMENT(S), AS AN APPURTENANCE TO TRACTS A, B, C, AND D DESCRIBED ABOVE, FOR VEHICULAR AND PEDESTRIAN TRAFFIC OVER THE LANDS DESCRIBED IN THE “RECIPROCAL EASEMENT AGREEMENT” RECORDED JANUARY 20, 1976, REEL 4232, IMAGE 222, INSTRUMENT NO. 76-8732, OFFICIAL RECORDS.
APN: 049-1495-003-02 (TRACT A), 049-1521-006 (TRACT C) AND 049-1521-007 (TRACT D)
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